                                                                    EXHIBIT 99.1

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------

Collection Period                                                            7/1/01 to 7/31/2001
Determination Date                                                                     8/14/2001
Distribution Date                                                                      8/20/2001

1.    ORIGINAL DEAL PARAMETERS
      A.   Total Pool Balance                                                                             $492,091,480.94
      B.   Yield Supplement Overcollateralization Amount                                                  $ 51,194,480.94
      C.   Total Securities Balance                                                                       $440,897,000.00
      D.   Class A-1 Notes
           i.   Class A-1 Notes Balance                                                                   $108,260,000.00
           ii.  Class A-1 Notes Rate                                                                                4.270%
           iii. Class A-1 Notes Accrual Basis                                                                  Actual/360
      E.   Class A-2 Notes
           i.   Class A-2 Notes Balance                                                                   $ 78,243,000.00
           ii.  Class A-2 Notes Rate                                                                                4.420%
           iii. Class A-2 Notes Accrual Basis                                                                      30/360
      F.   Class A-3 Notes
           i.   Class A-3 Notes Balance                                                                   $161,160,000.00
           ii.  Class A-3 Notes Rate                                                                                4.880%
           iii. Class A-3 Notes Accrual Basis                                                                      30/360
      G.   Class A-4 Notes
           i.   Class A-4 Notes Balance                                                                   $ 83,392,000.00
           ii.  Class A-4 Notes Rate                                                                                5.310%
           iii. Class A-4 Notes Accrual Basis                                                                      30/360
      H.   Certificates
           i.   Certificates Balance                                                                      $  9,842,000.00
           ii.  Certificates Rate                                                                                   5.470%
           iii. Certificates Accrual Basis                                                                         30/360
      I.   Servicing Fee Rate                                                                                        1.00%
      K.   Reserve Fund
           i.   Reserve Account Initial Deposit Percentage                                                           2.50%
           ii.  Reserve Account Initial Deposit                                                           $ 12,302,287.02
      L.   Insurance Premium (Based on Total Securities Balance)                                                    0.165%
      M.   Number of Receivables                                                                                   23,243

2.    AVAILABLE FUNDS
      A.   Available Interest                                                                             $  1,004,626.10
      B.   Available Principal
           i.   Principal Collections                                                                     $  9,690,905.71
           ii.  Prepayments in Full                                                                       $  2,548,104.22
           iii. Liquidation Proceeds                                                                      $     53,649.12
           iv.  Repurchased Receivables                                                                   $             -
           v.   Total Principal Collections                                                               $ 12,292,659.05
      C.   Reserve Fund Draw                                                                              $             -
      D.   Total Available Funds                                                                          $ 13,297,285.15
                                                                                                                        3
3.    SERVICING FEE
      A.   Servicing Fee                                                                                  $    382,105.79
      B.   Amount Unpaid from prior months                                                                $             -

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------

Collection Period                                                                               7/1/01 to 7/31/2001
Determination Date                                                                                        8/14/2001
Distribution Date                                                                                         8/20/2001

4.    NOTE INTEREST DISTRIBUTABLE AMOUNT
      A.   Class A-1 Notes
           i.   Total Class A-1 Notes                                                                     $    288,385.44
           ii.  Class A-1 Notes (per $1,000 of Class A-1 Original Note Balance)                           $          2.66
      B.   Class A-2 Notes
           i.   Total Class A-2 Notes                                                                     $    288,195.05
           ii.  Class A-2 Notes (per $1,000 of Class A-2 Original Note Balance)                           $          3.68
      C.   Class A-3 Notes
           i.   Total Class A-3 Notes                                                                     $    655,384.00
           ii.  Class A-3 Notes (per $1,000 of Class A-3 Original Note Balance)                           $          4.07
      D.   Class A-4 Notes
           i.   Total Class A-4 Notes                                                                     $    369,009.60
           ii.  Class A-4 Notes (per $1,000 of Class A-4 Original Note Balance)                           $          4.43
      E.   Total Note Interest Distributed
           i.   Total Note Interest Distributed                                                           $  1,600,974.09
           ii.  Total Note Interest Distributed (per $1,000 of Aggregate Original Note Balance)           $         14.84

5.    NOTE PRINCIPAL DISTRIBUTABLE AMOUNT
      A.   Class A-1 Notes
           i.   Total Class A-1 Notes                                                                     $ 10,611,033.69
           ii.  Class A-1 Notes (per $1,000 of Class A-1 Original Note Balance)                           $         98.01
      B.   Class A-2 Notes
           i.   Total Class A-2 Notes                                                                     $             -
           ii.  Class A-2 Notes (per $1,000 of Class A-2 Original Note Balance)                           $             -
      C.   Class A-3 Notes
           i.   Total Class A-3 Notes                                                                     $             -
           ii.  Class A-3 Notes (per $1,000 of Class A-3 Original Note Balance)                           $             -
      D.   Class A-4 Notes
           i.   Total Class A-4 Notes                                                                     $             -
           ii.  Class A-4 Notes (per $1,000 of Class A-4 Original Note Balance)                           $             -
      E.   Total Note Principal Distributed
           i.   Total Note Principal Distributed                                                          $ 10,611,033.69
           ii.  Total Note Principal Distributed (per $1,000 of Aggregate Original Note Balance)          $         98.01

6.    NOTE DISTRIBUTABLE AMOUNT
      A.   Note Principal Distributable Amount
           i.   Total Note Principal Distributed                                                          $ 10,611,033.69
           ii.  Total Note Principal Distributed (per $1,000 of Aggregate Original Note Balance)          $         98.01
      B.   Note Interest Distributable Amount
           i.   Total Note Interest Distributed                                                           $  1,600,974.09
           ii.  Total Note Interest Distributed (per $1,000 of Aggregate Original Note Balance)           $         14.84
      C.   Total Note Distributable Amount
           i.   Total Note Distributable Amount                                                           $ 12,212,007.78
           ii.  Total Note Distributable Amount (per $1,000 of Aggregate Original Note Balance)           $        112.85

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------

Collection Period                                                                               7/1/01 to 7/31/2001
Determination Date                                                                                        8/14/2001
Distribution Date                                                                                         8/20/2001

7.    CERTIFICATE DISTRIBUTABLE AMOUNT
      A.   Certificate Interest Distributable Amount
           i.   Certificate Interest Distributed                                                            $      44,863.12
           ii.  Certificate Interest Distributed (per $1,000 of Original Certificate                        $           4.56
                Balance)
      B.   Certificate Principal Distributable Amount
           i.   Certificate Principal Distributed                                                           $              -
           ii.  Certificate Principal Distributed (per $1,000 of Original Certificate                       $              -
                Balance)
      C.   Certificate Distributable Amount
           i.   Certificate Distributable Amount                                                            $      44,863.12
           ii.  Certificate Distributable Amount (per $1,000 of Original Certificate                        $           4.56
                Balance)

8.    INSURANCE PAYMENT AMOUNT
      A.   Insurance Premium(s) Due
           i.   Current Amount Due                                                                          $      58,405.87
           ii.  Overdue Premiums                                                                            $              -
      B.   Unreimbursed Insurance Payments
           i.   Current Amount Due                                                                          $              -
           ii.  Accrued Interest                                                                            $              -
      C.   Total Insurance Payment Amount                                                                   $      58,405.87

9.    SUMMARY OF DISTRIBUTIONS
      A.   Available Funds                                                                                  $  13,297,285.15
      B.   Servicing Fee                                                                                    $     382,105.79
      C.   Class A-1 Distributable Amount                                                                   $  10,899,419.13
      D.   Class A-2 Distributable Amount                                                                   $     288,195.05
      E.   Class A-3 Distributable Amount                                                                   $     655,384.00
      F.   Class A-4 Distributable Amount                                                                   $     369,009.60
      G.   Certificate Distributable Amount                                                                 $      44,863.12
      H.   Insurance Payment Amount                                                                         $      58,405.87
      I.   Other Amounts Payable to the Insurer                                                             $              -
      J.   Additional Note Principal                                                                        $              -
      K.   Reserve Fund Deposit                                                                             $              -
      L.   Unpaid Subservicer Fee                                                                           $              -
      M.   Release to Seller                                                                                $     599,902.59

10.   POOL AND SECURITIES INFORMATION                                                 Beginning of Period     End of Period
                                                                                      --------------------------------------
      A.   Pool Balance                                                               $    458,526,947.05   $ 446,098,013.90
      B.   Pool Balance (per $1,000 of Original Pool Balance)                         $            931.79   $         906.53
      C.   Number of Receivables                                                                   22,924             22,768
      D.   Yield Supplement Overcollateralization Amount                              $     47,459,215.21   $  45,641,315.75
      E.   Aggregate Balance of Notes                                                 $    401,225,731.84   $ 390,614,698.15
      F.   Class A-1 Notes Balance                                                    $     78,430,731.84   $  67,819,698.15
      G.   Class A-1 Pool Factor                                                                0.7244664          0.6264520
      H.   Class A-2 Notes Balance                                                    $     78,243,000.00   $  78,243,000.00
      I.   Class A-2 Pool Factor                                                                1.0000000          1.0000000
      J.   Class A-3 Notes Balance                                                    $    161,160,000.00   $ 161,160,000.00
      K.   Class A-3 Pool Factor                                                                1.0000000          1.0000000
      L.   Class A-4 Notes Balance                                                    $     83,392,000.00   $  83,392,000.00
      M.   Class A-4 Pool Factor                                                                1.0000000          1.0000000
      N.   Certificates Balance                                                       $      9,842,000.00   $   9,842,000.00
      O.   Certificates Pool Factor                                                             1.0000000          1.0000000
      P.   Total Notes and Certificates Balance                                       $    411,067,731.84   $ 400,456,698.15

11.   RECONCILIATION OF RESERVE FUND

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------

Collection Period                                                                                        7/1/01 to 7/31/2001
Determination Date                                                                                                 8/14/2001
Distribution Date                                                                                                  8/20/2001

      A.   Beginning Reserve Fund Amount                                                                            $ 11,463,173.68
      B.   Net Investment Earnings                                                                                  $     32,718.94
      C.   Reserve Fund Draw                                                                                        $             -
      D.   Reserve Fund Required Amount                                                                             $ 11,152,450.35
      E.   Reserve Fund Deficiency                                                                                  $             -
      F.   Release to Seller                                                                                        $    343,442.27

12.   NET LOSSES
      A.   Net Losses for the Collection Period                                                                     $    136,274.10
      B.   Cumulative Net Losses for All Periods                                                                    $    171,423.87
      C.   Cumulative Net Loss Percentage                                                                                      0.03%

13.   DELINQUENT RECEIVABLES
      A.   Delinquent Receivables Count                                                                 Number of Receivables
                                                                                                 -----------------------------------
           i.   31-60 Days Past Due                                                                          121               0.53%
           ii.  61-90 Days Past Due                                                                           24               0.10%
           iii. 91 or More Days Past Due                                                                      17               0.07%
           iv.  Total Delinquent Receivables                                                                 162               0.71%

      B.   Delinquent Receivables Principal Balance                                                        Principal Balance
                                                                                                 -----------------------------------
           i.   31-60 Days Past Due                                                              $  2,524,740.03               0.55%
           ii.  61-90 Days Past Due                                                              $    534,649.82               0.12%
           iii. 91 or More Days Past Due                                                         $    370,320.72               0.08%
           iv.  Total Delinquent Receivables                                                     $  3,429,710.57               0.75%
      C.   Rolling 3-Month Delinquency Rate
           i.   Delinquency Rate for Second Preceding Collection Period                                                        0.39%
           ii.  Delinquency Rate for Preceding Collection Period                                                               0.74%
           iii. Delinquency Rate for Current Collection Period                                                                 0.75%
           iv.  Three Month Average                                                                                            0.63%

14.   TRIGGER EVENTS
      A.   Cumulative Net Loss Trigger Event
           i.   Cumulative Net Loss Trigger Event                                                                              0.65%
           ii.  Cumulative Net Loss Trigger Event Indicator (Yes/No)                                                              NO
      B.   Rolling 3-Month Delinquency Rate
           i.   Rolling 3-Month Delinquency Rate Trigger                                                                       3.50%
           ii.  Rolling 3-Month Delinquency Rate Indicator (Yes/No)                                                               NO

15.   REQUIRED RESERVE FUND INCREASE EVENT
      A.   Cumulative Net Loss Percentage
           i.   Cumulative Net Loss Trigger                                                                                    0.50%
           ii.  Cumulative Net Loss Trigger Event Indicator (Yes/No)                                                              NO
      B.   Rolling 3-Month Delinquency Rate
           i.   Rolling 3-Month Delinquency Rate Trigger                                                                       2.75%
           ii.  Rolling 3-Month Delinquency Rate Indicator (Yes/No)                                                               NO

16.   FEES AND EXPENSES
      A.   Subservicer Fee
           i.   Subservicer Fee Due                                                                                 $    211,299.00
           ii.  Amount Unpaid from Prior Months                                                                     $             -
      B.   Trust Fees and Expenses                                                                                  $             -

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------

Collection Period                                      7/1/01 to 7/31/2001
Determination Date                                               8/14/2001
Distribution Date                                                8/20/2001

      I hereby certify that the certificate information provided is true and accurate to the best of my knowledge.

            /s/ Elizabeth P. Anderson                         August 14, 2001
          ----------------------------------------------------------------------
          Name: Elizabeth P. Anderson                         Date:
          Title: Chief Financial Officer
          Isuzu Motors Acceptance Corporation